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                                                                     Exhibit 4.1

COMMON STOCK                                                        COMMON STOCK
   NUMBER                                                              SHARES

                      ADVANCED LIFE SCIENCES HOLDINGS, INC
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS IS TO CERTIFY THAT


is the owner of

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
   ADVANCED LIFE SCIENCES HOLDINGS, INC. $0.01 PAR VALUE

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and sealed with the Seal of the
Corporation, this          day of        , 200 .

/s/ John L. Flavin                                         /s/ Michael T. Flavin
     SECRETARY                                                    CHAIRMAN

                     [ADVANCED LIFE SCIENCES HOLDINGS, INC.
                            CORPORATE SEAL
                              DELAWARE]

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For Value Received, _____________________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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----------------------------------------------------------------------- Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________
In the presence of

__________________                          _______________________


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                     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                             WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER